SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549

                    ________________________

                            FORM 8-K


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 20, 1996



                       THE ALLEN GROUP INC.
       (Exact name of Registrant as specified in charter)



    Delaware                      1-6016         38-0290950
(State of Other Jurisdiction   (Commission     (IRS Employer
  of  Incorporation)            File Number)    Identification No.)


    25101 Chagrin Boulevard, Beachwood, Ohio          44122-5619
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code  216/765-5818



                            Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)



           Exhibit Index is on page 4 of this Report.

                       Page 1 of 8 pages.

Item 5.   Other Events

     On August 20, 1996, The Allen Group Inc. ("Allen") announced that its subsidiary, MARTA Technologies, Inc. ("MARTA"), had received a notice of termination, effective August 27, 1996, from the Ohio Environmental Protection Agency ("Ohio EPA") for alleged problems with respect to MARTA's centralized automobile emissions testing contract for the Cincinnati region in Ohio. Before such termination becomes effective, Allen is entitled to a hearing before the Ohio EPA. The hearing was originally scheduled for
August 26, 1996. On that date, Allen obtained a temporary restraining order to postpone the hearing for fourteen days in order to permit Allen to better prepare its defense.

      In addition, on August 26, 1996, Allen announced that MARTA entered into a contract to transfer its current centralized vehicle emissions testing programs in Jacksonville, Florida, Maryland and the Cincinnati region of Ohio to Envirotest Systems Corp. The contract is subject to certain pre-closing conditions, including Board approvals and completion of due diligence.

      A press release dated August 20, 1996, announcing the issuance of the termination notice, and a press release dated August 26, 1996, announcing the sale of the centralized vehicle emissions testing programs, are filed as Exhibit 99(a) and 99(b) to this Report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99(a) News Release dated August 20, 1996
               99(b) News Release dated August 26, 1996



                           SIGNATURES

               Pursuant to the requirements of the Securities
           Exchange  Act of 1934, the Registrant has duly  caused
          this Report to be signed on its behalf by the undersigned
          hereunto duly authorized.


                         THE ALLEN GROUP INC.
                         (Registrant)


                         By:  \s\Robert A. Youdelman
                              Robert A. Youdelman
                              Senior Vice President-Finance,
                              Chief Financial Officer and
                                   Assistant Secretary



DATE:    September 4, 1996



                      THE ALLEN GROUP INC.
                          EXHIBIT INDEX

Exhibit Number:                                             Page

     99(a)   Press  Release  dated  August  20,  1996........ 5
     99(b)   Press  Release  dated  August  26,  1996........ 7



                                                            99(a)

                                            FOR IMMEDIATE RELEASE

     ALLEN GROUPS SUBSIDIARY RECEIVES TERMINATION NOTICE FOR
             CINCINNATI, OHIO EMISSION TEST PROGRAM


      Beachwood, Ohio, August 20, 1996 -- The Allen Group Inc. ("Allen") announced today that its subsidiary, MARTA Technologies, Inc. ("MARTA"), has received a notice of termination, effective August 27, 1996, from the Ohio Environmental Protection Agency for alleged problems with respect to MARTA's centralized automobile emissions testing contract for the Cincinnati region in Ohio. The Ohio EPA has also suspended MARTA's operations under this program as of tomorrow, August 21, 1996. This contract provided revenues of approximately $11 million per year to MARTA.

      Robert G. Paul, President and Chief Executive Officer of Allen, stated: "We strongly disagree with the State of Ohio's precipitous decision to cancel MARTA's contract. We believe that MARTA has been, and continues to be, in substantial compliance with its contract obligations. MARTA has kept the State fully informed of those operations and, in fact, initiated a request some months ago to the State to modify some of the test parameters in order to provide a better, more accurate test for the citizens of the Cincinnati region. The State refused to permit this adjustment and now claims this "error" as a primary reason to terminate MARTA's contract. The Cincinnati program operated by MARTA has received historically high ratings by the Cincinnati consumers.

      Statements included in this news release which are not historical in nature are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q contain certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company.

      The  Allen  Group  Inc. (NYSE symbol - ALN)  is  a  leading supplier to the worldwide two-way wireless communications marketplace of systems expansion, site management products and antennas; provides frequency planning, system engineering services and design programs to current and emerging wireless markets; and operates centralized automotive emissions inspection programs.

                              (30)

For further information contact:        Robert A. Youdelman
                                        216/765-5820



                                                            99(b)

                                            FOR IMMEDIATE RELEASE

                  ALLEN GROUP ANNOUNCES SALE OF
             CENTRALIZED EMISSIONS TESTING BUSINESS

     Beachwood, Ohio, August 26, 1996 -- The Allen Group Inc. ("Allen") announced today that its subsidiary, MARTA Technologies, Inc. ("MARTA"), has entered into a contract to transfer all three of its current centralized vehicle emissions testing programs to Envirotest Systems Corp. The contract is subject to a number of pre-closing conditions, including Board approvals and completion of due diligence. The financial terms of the transaction were not disclosed. The total revenue provided to MARTA by these three programs in Jacksonville, Florida, the State of Maryland and the Cincinnati region of Ohio is approximately $22 million on an annual basis.

     Robert G. Paul, President and Chief Executive Officer of Allen stated: "The agreement reached earlier today will result in MARTA exiting from the business of conducting centralized automotive emissions testing. The recent notice by the Ohio EPA of termination and suspension of MARTA's Cincinnati, Ohio program, to which MARTA took strong exception and is prepared to mount an aggressive defense, accelerated our discussions of the past few months with Envirotest, and resulted in this agreement. When this agreement is consummated, Allen will concentrate its operations and future growth on its core business of wireless communications."

      Statements included in this news release which are not historical in nature are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q contain certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company.

      The  Allen  Group  Inc. (NYSE symbol - ALN)  is  a  leading supplier to the worldwide two-way wireless communications marketplace of systems expansion, site management products and antennas; provides frequency planning, system engineering services and design programs to current and emerging wireless markets; and operates centralized automotive emissions inspection programs.

                              (30)


For further information contact:        Robert A. Youdelman
                                        216/765-5820